Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-D

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 4/16/07


Blended Coupon 6.9557%


Excess Protection Level
3 Month Average   5.72%
October, 2000   6.15%
September, 2000   5.59%
August, 2000   5.43%


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 8.96%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$850,000,000.00


Seller Participation Amount$6,009,277,457.50